JPMorgan Funds - JPMorgan Institutional Trust
Rule 10f-3 Transactions
For the period from March 1, 2010 to August 31, 2010

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Core Bond Trust
Trade Date 3/3/10
Issuer Time Warner Inc (TWX 6.20% March 15, 2040)
Cusip 887317AE
Bonds 150,000
Offering Price $99.999
Spread $0.88
Cost $149,999
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.94%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, BNP Paribas, Citigroup Global Markets, Deutsche Bank Securities, JPMorgan, Morgan Stanley, RBS Securities, UBS Securities, Wells Fargo Securities
Fund JPMorgan Core Bond Trust
Trade Date 3/9/10
Issuer American Honda Finance (HNDA 2.375% March 18, 2013 144A)
Cusip 02666QF3
Bonds 405,000
Offering Price $99.960
Spread $0.25
Cost $404,838
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 2.97%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Deutsche Bank Securities, HSBC Securities, JPMorgan, Mitsubishi UFJ Securities, Mixuho Securities
Fund JPMorgan Core Bond Trust
Trade Date 3/9/10
Issuer Amgen, Inc. (AMGN 4.50% March 15, 2020)
Cusip 031162BB
Bonds 237,000
Offering Price $99.952
Spread $0.45
Cost $236,886
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.25%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Morgan Stanley, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/9/10
Issuer Amgen, Inc. (AMGN 4.50% March 15, 2020)
Cusip 031162BB
Bonds 44,000
Offering Price $99.952
Spread $0.45
Cost $43,979
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.25%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Morgan Stanley, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 3/9/10
Issuer Amgen, Inc. (AMGN 5.75% March 15, 2040)
Cusip 031162BC
Bonds 720,000
Offering Price $99.475
Spread $0.88
Cost $716,220
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 1.54%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Morgan Stanley, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 06/02/10
Issuer Consolidated Edison Company of New York, Inc. (ED 5.70% June 15, 2040)
Cusip 209111FA
Bonds 596,000
Offering Price $99.514
Spread $0.88
Cost $593,103
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 6.37%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, Morgan Stanley, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 06/03/10
Issuer Waste Management Inc. (WMI 4.75% June 30, 2020)
Cusip 94106LAW
Bonds 214,000
Offering Price $99.388
Spread $0.65
Cost $212,690
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.98%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Goldman Sachs & Co, BNP Paribas, Deutsche Bank, JPMorgan, Morgan Stanley, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 06/14/10
Issuer Toyota Motor Credit Corporation (TOYOTA 3.20% June 17, 2015)
Cusip 89233P4B
Bonds 962,000
Offering Price $99.876
Spread $0.35
Cost $960,807
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.20%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, Deutsche Bank, UBS Securities, BNP Paribas, HSBC Securities, JPMorgan, Morgan Stanley, Loop Capital Markets, Williams Capital Markets
Fund JPMorgan Intermediate Bond Trust
Trade Date 06/14/10
Issuer Toyota Motor Credit Corporation (TOYOTA 3.20% June 17, 2015)
Cusip 89233P4B
Bonds 154,000
Offering Price $99.876
Spread $0.35
Cost $153,809
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.20%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, Deutsche Bank, UBS Securities, BNP Paribas, HSBC Securities, JPMorgan, Morgan Stanley, Loop Capital Markets, Williams Capital Markets
Fund JPMorgan Core Bond Trust
Trade Date 06/25/10
Issuer Canadian Imperial Bank (2.60% July 2, 2015 144A)
Cusip 136069DM
Bonds 5,000,000
Offering Price $99.921
Spread $0.35
Cost $4,996,050
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 4.12%
Syndicate Members Bank of America Merrill Lynch, CIBC World Markets, HSBC Securities, JPMorgan, RBS Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 06/25/10
Issuer Canadian Imperial Bank (2.60% July 2, 2015 144A)
Cusip 136069DM
Bonds 1,000,000
Offering Price $99.921
Spread $0.35
Cost $999,210
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 4.12%
Syndicate Members Bank of America Merrill Lynch, CIBC World Markets, HSBC Securities, JPMorgan, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 08/04/10
Issuer Aflac Incorporated (AFL 6.45% August 15, 2040)
Cusip 001055AF
Bonds 317,000
Offering Price $99.499
Spread 0.88%
Cost $315,412
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.96%
Syndicate Members Goldman Sachs & Co, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 08/04/10
Issuer PNC Funding Corp (PNC 4.375% August 11, 2020)
Cusip 693476BL
Bonds 567,000
Offering Price $99.456
Spread 0.45%
Cost $563,916
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 2.36%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, Morgan Stanley, PNC Bank
Fund JPMorgan Intermediate Bond Trust
Trade Date 08/04/10
Issuer PNC Funding Corp (PNC 4.375% August 11, 2020)
Cusip 693476BL
Bonds 133,000
Offering Price $99.456
Spread 0.45%
Cost $132,276
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 2.36%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, Morgan Stanley, PNC Bank
Fund JPMorgan Core Bond Trust
Trade Date 08/05/10
Issuer Volkswagen International Finance NV (VW 1.625% August 12, 2013 144A)
Cusip 928670AC
Bonds 331,000
Offering Price $99.700
Spread 0.20%
Cost $330,007
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.46%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 08/05/10
Issuer Volkswagen International Finance NV (VW 1.625% August 12, 2013 144A)
Cusip 928670AC
Bonds 100,000
Offering Price $99.700
Spread 0.20%
Cost $99,700
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.46%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 08/09/10
Issuer Simon Property Group, L.P. (SPG 4.375% March 1, 2021)
Cusip 828807CF
Bonds 200,000
Offering Price $99.605
Spread 0.50%
Cost $199,210
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.19%
Syndicate Members Banc of America Securities, Credit Suisse, Deutsche Bank, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 08/09/10
Issuer Simon Property Group, L.P. (SPG 4.375% March 1, 2021)
Cusip 828807CF
Bonds 40,000
Offering Price $99.605
Spread 0.50%
Cost $39,842
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.19%
Syndicate Members Banc of America Securities, Credit Suisse, Deutsche Bank, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 08/10/10
Issuer Directv Holdings LLC and Directv Financing Co., Inc. (DTV 4.60% February 15, 2021)
Cusip 25459HAW
Bonds 1,000,000
Offering Price $99.934
Spread 0.45%
Cost $999,340
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.87%
Syndicate Members Citigroup Global Markets, Credit Suisse, Goldman Sachs & Co, JPMorgan, Banc of America Securities, Barclays Capital, Credit Agricole Securities, HSBC Securities, ING Financial, Lloyds TSB Bank, Mitsubishi UFJ Securities, Mizuho Securities, Morgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 08/10/10
Issuer Directv Holdings LLC and Directv Financing Co., Inc. (DTV 4.60% February 15, 2021)
Cusip 25459HAW
Bonds 150,000
Offering Price $99.934
Spread 0.45%
Cost $149,901
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.87%
Syndicate Members Citigroup Global Markets, Credit Suisse, Goldman Sachs & Co, JPMorgan, Banc of America Securities, Barclays Capital, Credit Agricole Securities, HSBC Securities, ING Financial, Lloyds TSB Bank, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley, RBS Securities, UBS Securities, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 08/10/10
Issuer Directv Holdings LLC and Directv Financing Co., Inc. (DTV 6.00% August 15, 2040)
Cusip 25459HAX
Bonds 2,000,000
Offering Price $98.659
Spread 0.88%
Cost $1,973,180
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.60%
Syndicate Members Citigroup Global Markets, Credit Suisse, Goldman Sachs & Co, JPMorgan, Banc of America Securities, Barclays Capital, Credit Agricole Securities, HSBC Securities, ING Financial, Lloyds TSB Bank, Mitsubishi UFJ Securities, Mizuho Securities, Morgan
Fund Stanley, RBS Securities, UBS Securities, US Bancorp
Trade Date JPMorgan Core Bond Trust
Issuer 08/10/10
Cusip Statoil ASA (STOIL 3.125% August 17, 2017)
Bonds 85771PAB
Offering Price 467,000
Spread $99.782
Cost 0.40%
Dealer Executing Trade $465,982
% of Offering  purchased by firm Barclays Capital Inc.
Syndicate Members 0.35%
Fund Barclays Capital, Deutsche Bank Securities, JPMorgan
Trade Date JPMorgan Intermediate Bond Trust
Issuer 08/10/10
Cusip Statoil ASA (STOIL 3.125% August 17, 2017)
Bonds 85771PAB
Offering Price 67,000
Spread $99.782
Cost 0.40%
Dealer Executing Trade $66,854
% of Offering  purchased by firm Barclays Capital Inc.
Syndicate Members 0.35%
Fund Barclays Capital, Deutsche Bank Securities, JPMorgan